UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2008

Palm Harbor Homes, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

0-24268	59-1036634
(Commission File Number)	(IRS Employer Identification No.)

15303 Dallas Parkway, Suite 800, Addison, Texas	75001
(Address of Principal Executive Offices)	(Zip Code)

(972) 991-2422

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 28, 2008, Palm Harbor Homes, Inc. (the “Company”) issued a press release announcing the sale by CountryPlace Mortgage, Ltd., the Company’s full-service lending subsidiary, of approximately $51.3 million of its $69.4 million warehoused portfolio of chattel and mortgage loans. A copy of the press release is attached as Exhibit 99.1 to this report.

The information in the Current Report on Form 8-K, including exhibits hereto, is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated April 28, 2008, regarding the sale by CountryPlace Mortgage, Ltd. of approximately $51.3 million of warehoused portfolio of chattel and mortgage loans.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2008

PALM HARBOR HOMES, INC.

By:	/s/ Kelly Tacke
Kelly Tacke
Chief Financial and Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated April 28, 2008, regarding the sale by CountryPlace Mortgage, Ltd. of approximately $51.3 million of warehoused portfolio of chattel and mortgage loans.